UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 27, 2011
Anadys Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50632	22-3193172

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5871 Oberlin Drive, Suite 200, San Diego, California	92121

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (858) 530-3600
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.
     On May 27, 2011, Anadys Pharmaceuticals, Inc. (the “Company”) held its 2011 Annual Meeting of Stockholders (the “Annual Meeting”). Four proposals were voted on at the meeting: (1) the election of each of Mark G. Foletta, CPA and Kleanthis G. Xanthopoulos, Ph.D. as directors to serve until the Company’s 2014 Annual Meeting of Stockholders; (2) the ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2011; (3) the approval, on an advisory basis, of a resolution regarding the compensation of the Company’s named executive officers; and (4) an advisory vote on the preferred frequency of stockholder advisory votes on the compensation of the Company’s named executive officers.
     Only stockholders of record at the close of business on April 6, 2011 were entitled to vote at the Annual Meeting. As of April 6, 2011, there were 57,141,223 shares of common stock outstanding and entitled to vote. At the Annual Meeting, 46,015,186 shares of common stock of the Company were represented, in person or by proxy, constituting a quorum for the meeting.
     All of the proposals were approved by the requisite vote necessary for approval. The votes with respect to each of the proposals are set forth below.
1)	The election of two nominees for director to serve a three-year term expiring at the Company’s 2014 Annual Meeting of Stockholders:

Director Nominee	For	Withheld	Broker Non-Votes
Mark G. Foletta, CPA	24,122,786	11,857,207	10,035,193
Kleanthis G. Xanthopoulos, Ph.D.	12,856,644	23,123,349	10,035,193
2)	Ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2011:

For	Against	Abstain	Broker Non-Votes

34,573,951	73,737	11,367,498	0
3)	The approval of an advisory resolution regarding the compensation of the Company’s named executive officers as disclosed in the proxy statement:

For	Against	Abstain	Broker Non-Votes

34,847,947	598,209	533,837	10,035,193
4)	Advisory vote on the preferred frequency of stockholder advisory votes on the compensation of the Company’s named executive officers:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes

31,106,395	546,269	4,281,882	45,447	10,035,193

     In accordance with the Board’s recommendation as set forth in the 2011 Proxy Statement, and based on the voting results for this proposal, the Company determined that an advisory vote on the compensation of the named executive officers of the Company will be conducted on an annual basis, until the next advisory vote on this matter is held.
     No other matters were subject to a vote of the Company’s stockholders at the Annual Meeting.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Anadys Pharmaceuticals, Inc.
June 3, 2011	By:	/s/ Peter T. Slover
		Name:	Peter T. Slover
		Title:	Vice President, Finance and Operations